UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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OPNET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

OPNETTECHNOLOGIES, INC.

AMERICAN STOCK TRANSFER C/O OPNET TECHNOLOGIES, INC. 6201 15TH AVENUE, 3RD FLOOR BROOKLYN, NY 11219

Meeting Information

Meeting Type: Annual For holders as of: 7/20/09

Date: 9/14/2009 Time: 10:00 a.m. Location: 7255 Woodmont Avenue Bethesda, Maryland 20814

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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Please Choose One of the Following Voting Methods

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Voting Items

The Board of Directors recommends a vote FOR the election of the director nominees listed below.

Vote on Directors

Proposal 1. Election of two Class III Directors for a three-year term extending until the 2012 Annual Meeting of Stockholders.

Nominees:

01) MARC A. COHEN 02) WILLIAM F. STASIOR

The Board of Directors recommends a vote FOR the following proposal. Vote on Stock Incentive Plan Adoption

Proposal 2. To approve the adoption of the OPNET Technologies, Inc. 2010 Stock Incentive Plan as described in the Proxy Statement.

The Board of Directors recommends a vote FOR the following proposal. Vote on Employee Stock Purchase Plan Amendment

Proposal 3. To approve the amendment and restatement of the OPNET Technologies, Inc. 2000 Employee Stock Purchase Plan as described in the Proxy Statement.

NOTE: In their discretion, the proxies are authorized to vote on other business as may properly come before the meeting or any adjournment or postponement thereof.

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